Exhibit 10.1

Ares Management LLC

1999 Avenue of the Stars, Suite 1900

Los Angeles, California 90067

March 28, 2014

EXCO Resources, Inc.

12377 Merit Drive, Suite 1700

Dallas, TX 75251

Re:	Termination of Board Designee to the Board of Directors

Ladies and Gentlemen:

Reference is made to that certain side letter dated March 28, 2007 (the “Side Letter”), regarding the nomination of designee to the Board of Directors of EXCO Resources, Inc. (“EXCO”), by and among EXCO, Ares Corporate Opportunities Fund, L.P., ACOF EXCO, L.P., ACOF EXCO 892 Investors, L.P., Ares Corporate Opportunities Fund II, L.P., Ares EXCO, L.P., and Ares EXCO 892 Investors, L.P.

Effective as of the date hereof, the parties to the Side Letter hereby acknowledge and agree that the Side Letter is hereby terminated and of no further force or effect.

[Signature page follows.]

If the foregoing accurately sets forth our understanding, please acknowledge by signing in the space provided below.

Sincerely,

ARES CORPORATE OPPORTUNITIES FUND, L.P.

BY: ACOF OPERATING MANAGER, L.P. Its Manager

By:	/s/ Naseem Sagati
Name:	Naseem Sagati
Title:	Authorized Signatory

ACOF EXCO, L.P.

BY: ACOF MANAGEMENT, L.P.
Its General Partner

BY: ACOF OPERATING MANAGER, L.P.
Its General Partner

By:	/s/ Naseem Sagati
Name:	Naseem Sagati
Title:	Authorized Signatory

ACOF EXCO 892 INVESTORS, L.P.

BY: ACOF MANAGEMENT, L.P.
Its General Partner

BY: ACOF OPERATING MANAGER, L.P.
Its General Partner

By:	/s/ Naseem Sagati
Name:	Naseem Sagati
Title:	Authorized Signatory

ARES CORPORATE OPPORTUNITIES FUND II, L.P.

BY: ACOF OPERATING MANAGER II, L.P. Its Manager

By:	/s/ Naseem Sagati
Name:	Naseem Sagati
Title:	Authorized Signatory

[Signature page to side letter]

ARES EXCO, L.P.

BY: ACOF MANAGEMENT II, L.P.
Its General Partner

BY: ACOF OPERATING MANAGER II, L.P.
Its General Partner

By:	/s/ Naseem Sagati
Name:	Naseem Sagati
Title:	Authorized Signatory

ARES EXCO 892 INVESTORS, L.P.

BY: ACOF MANAGEMENT II, L.P.
Its General Partner

BY: ACOF OPERATING MANAGER II, L.P.
Its General Partner

By:	/s/ Naseem Sagati
Name:	Naseem Sagati
Title:	Authorized Signatory

Agreed and Accepted as of the date

set forth above:

EXCO RESOURCES, INC.

By:	/s/ William L. Boeing
Name:	William L. Boeing
Title:	Vice President and General Counsel

[Signature page to side letter]